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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


         Date of Report (Date of earliest event reported): June 5, 2003


                               COGNEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Massachusetts                  0-17869                   04-2713778
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


               One Vision Drive, Natick, Massachusetts 01760-2059
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 650-3000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Item 4.  Changes in Registrant's Certifying Accountant

         On June 5, 2003, PricewaterhouseCoopers LLP ("PWC") was dismissed and Ernst & Young LLP ("Ernst & Young") was engaged as the principal independent accountant for Cognex Corporation (the "Company"). The decision to change accountants was unanimously approved by the Company's Audit Committee.

         The reports of PWC on the financial statements of the Company for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through June 5, 2003, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2002 and 2001, or the subsequent interim period through June 5, 2003.

         The Company has provided PWC with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a letter from PWC addressed to the Securities and Exchange Commission, dated June 10, 2003, stating that PWC is in agreement with the above statements.

         The Company engaged Ernst & Young as its new independent accountants as of June 5, 2003. During the two most recent fiscal years and through June 5, 2003, the Company has not consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice provided that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant, dated June 10, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                       COGNEX CORPORATION



Dated:  June 10, 2003                  By: /s/  Richard A. Morin
                                          --------------------------------------
                                           Richard A. Morin
                                           Sr. Vice President of Finance, Chief
                                           Financial Officer, and Treasurer
                                           (principal financial and accounting
                                           officer)





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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant, dated June 10, 2003.